Congress Large Cap Growth Fund Retail: CAMLX Institutional: CMLIX (the "Fund")

a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated December 20, 2021 to the
Summary Prospectus dated February 28, 2021

Effective January 1, 2022, Matthew Lagan, serves as a portfolio manager of the Fund. Daniel A. Lagan will continue to serve as a portfolio manager to the Fund.

The section titled "Portfolio Managers" on page 4 of the summary prospectus is deleted and replaced with the following:

Portfolio Managers
Daniel A. Lagan, CFA, President, Advisor; Portfolio Manager for the Fund since March 31, 2009.
Matthew Lagan, CFA, Portfolio Manager for the Fund, since January 1, 2022.

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Please retain this supplement with your summary prospectus.